UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 15, 2005

Capital One Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.

The Company is filing a revised redacted Services Agreement with First Data Resources, Inc. dated November 8, 2004 (the “Agreement”), which was previously filed as Exhibit 10.8 to the Company’s Form 10-K for the year ended December 31, 2004. Confidential treatment has been requested for certain portions of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Services Agreement, dated as of November 8, 2004, between Capital One Services, Inc. and First Data Resources, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: September 15, 2005	By:	/s/ John G. Finneran, Jr.
	Name:	John G. Finneran, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Services Agreement, dated as of November 8, 2004, between Capital One Services, Inc. and First Data Resources, Inc.

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